UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2024

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As separately disclosed in a Form 12b-25 Notification of Late Filing filed with the U.S. Securities and Exchange Commission (the “SEC”), Trimble Inc. (the “Company”) is delayed in filing its Quarterly Report on Form 10-Q for the period ended September 27, 2024 (the “Q3 2024 10-Q”).
On November 13, 2024, the Company received a notification (the “Nasdaq Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), informing the Company that (i) it is delinquent in filing the Q3 2024 10-Q and (ii) because the Company had not filed the Q3 2024 10-Q or the Quarterly Reports on Form 10-Q for the periods ended March 29, 2024 (the “Q1 2024 10-Q”) and June 28, 2024 (the “Q2 2024 10-Q”) by the Extension Deadline (as defined below), Nasdaq has initiated a process (the “Staff Determination”) which could result in the delisting of the Company’s common stock from Nasdaq as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to timely file all required periodic financial reports with the SEC. The Nasdaq Notice and the Staff Determination have no immediate effect and will not immediately result in the suspension of trading or delisting of the Company’s securities.
The Company intends to appeal the Staff Determination before a Nasdaq Hearing Panel and seek a further stay of any suspension or delisting action pending the hearing process in accordance with the procedures set forth in the Staff Determination. The Company is working diligently with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, to complete the previously disclosed assessment of the impacts related to the Company’s internal controls over financial reporting as soon as practicable. EY has been performing and continues to perform incremental audit procedures responsive to the identified material weaknesses.
Based on the work to date, management has not identified any errors that would result in a restatement to the consolidated financial statements for the periods presented in the Company’s Annual Report on Form 10-K (the “2023 10-K”), originally filed with the SEC on February 26, 2024, or for any previously released financial results. Furthermore, EY has not withdrawn its audit report on the financial statements included in the 2023 10-K.
As previously disclosed by the Company, Nasdaq had granted the Company until November 11, 2024 (the “Extension Deadline”), to file the Q1 2024 10-Q, Q2 2024 10-Q and Q3 2024 10-Q to regain compliance with the Listing Rule. The Company previously disclosed the delay in and circumstances behind the late filing of each of the Q1 2024 10-Q, Q2 2024 10-Q and Q3 2024 10-Q in Notifications of Late Filing on Form 12b-25 filed with the SEC on May 8, 2024, August 7, 2024, and November 7, 2024, respectively.
The Company’s request for a hearing before the Nasdaq Hearing Panel to appeal the Staff Determination must be made no later than November 20, 2024. The hearing request will automatically stay the suspension of the Company’s common stock for a period of 15 days from the date of the request. In connection with its request for a hearing, the Company also intends to request that the Staff Determination be further stayed pending the hearing process. According to the Staff Determination, hearings are typically scheduled to occur approximately 30 to 45 days after the date of a company’s hearing request. Following the hearing, the Nasdaq Hearing Panel will issue a decision, which the Company may further appeal to the Nasdaq Listing Council for review. Pursuant to the Nasdaq Listing Rules, the maximum amount of time that can be granted by the Nasdaq Hearing Panel runs through May 8, 2025.
The Company is working diligently to file the delayed periodic reports as soon as practicable to regain compliance with the Listing Rule. However, there can be no assurance that such periodic reports will be filed before any hearing occurs or that the Company will be able to regain compliance with the Nasdaq Listing Rules.
Item 7.01 Regulation FD Disclosure.
A press release, dated as of November 14, 2024, disclosing the Company’s receipt of the Nasdaq Notice and the Staff Determination is attached hereto as Exhibit 99.1.
The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
Certain statements made in this Current Report on Form 8-K and exhibits contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include statements regarding the Company’s intention to appeal the Staff Determination and seek an extended stay; the Nasdaq delisting process; and the timing and expectations in connection with the Company’s and EY’s assessment process and the filing of the delayed periodic reports; as well as all statements that are not historical facts. While management has not identified any errors based on the work completed to date that would result in a restatement to the consolidated financial statements for the periods presented in the 2023 10-K or for any previously released financial results, it is possible that errors could be discovered in the ongoing audit that could lead to such a restatement. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this Current Report due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to, the expected results of EY’s completion of its additional audit procedures; the risk that the completion and filing of the delayed periodic reports will take longer than expected; the outcome of the Company’s appeal of the Staff Determination and request for an extended stay; the duration of any extension that may be granted by Nasdaq; and the risk that the Company will be unable to meet Nasdaq’s continued listing requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect the Company’s position as of the date of this Current Report on Form 8-K. The Company expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in the Company’s expectations or any change of events, conditions, or circumstances on which any such statement is based.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of Trimble Inc., dated as of November 14, 2024
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Date: November 14, 2024	By:	/s/ Phillip Sawarynski
Phillip Sawarynski
Chief Financial Officer